UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2007

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a — 12 under the Exchange Act (17 CFR 240.14a — 12)

☐                                    Pre-commencement communications pursuant to Rule 14d — 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐                                    Pre-commencement communications pursuant to Rule 13e — 4(c) under the Exchange Act (17 CFR 240.13e — 4(c))

Item 8.01. Other Events.

The ServiceMaster Company (“ServiceMaster”) was notified on April 17, 2007 by the Federal Trade Commission of early termination of the 30-day waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for approval of the merger of ServiceMaster with CDRSVM Topco, Inc., a corporation formed by investors led by a private investment fund managed by Clayton Dubilier & Rice, Inc., pursuant to which CDRSVM Topco, Inc. will acquire all the outstanding common stock of ServiceMaster.

Where You Can Find Additional Information

In connection with the acquisition of ServiceMaster by CDRSVM Topco, Inc., ServiceMaster filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 16, 2007. ServiceMaster will also file with the SEC, and furnish to its stockholders, a definitive proxy statement soliciting proxies for the meeting of its stockholders to be called with respect to the acquisition of ServiceMaster by CDRSVM Topco, Inc.

SERVICEMASTER STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

ServiceMaster stockholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  ServiceMaster stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515, Attention: Corporate Secretary, telephone: 630-663-2000, or from ServiceMaster’s website, www.svm.com.

ServiceMaster and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of ServiceMaster with respect to the proposed acquisition.  Information regarding the persons who may be considered “participants” in the solicitation of proxies, and their beneficial ownership of ServiceMaster common stock, is set forth in the preliminary proxy statement described above.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2007	THE SERVICEMASTER COMPANY

	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

3